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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event report DECEMBER 15, 2000
                                                       -----------------

              First Union National Bank (as Representative under a
             Pooling and Servicing Agreement dated as of August 31,
                         1998 providing for the issuance
                of TMS Home Improvement Loan Backed Certificates,
                   Series 1998-I) and each of the Originators
                      listed on Schedule A attached hereto.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            *                         333-60771                       *
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State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)                File Number)               ID Number)


c/o First Union National Bank, 401 South Tryon Street - NC1179 Charlotte, NC 28288
----------------------------------------------------------------------------------
                    (Address of principal executive officer)

       Registrant's Telephone Number, including area code: (704) 383-9568

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          (Former name or former address, if changed since last report)


* See Schedule A

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Item 5            Other Events

                  Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the DECEMBER 15, 2000 Remittance Date.

Item 7            Financial Statements and Exhibits



Item 601 (a) of Regulation S-K Exhibit Number --------------------------

20.1 Monthly statement to Class A Certificate holders with respect to the DECEMBER 15, 2000 Remittance Date.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


FIRST UNION NATIONAL BANK



By: \s\ Robert Ashbaugh
   --------------------
Name: Robert Ashbaugh
Title: Vice President                                  Dated: DECEMBER 29, 2000


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                                  Exhibit Index


20.1 Monthly statement sent to Class A Certificate holders with respect to the DECEMBER 15, 2000 Remittance Date.


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                                   Schedule A


                                               State of           IRS Employer
Registrant                                  Incorporation          ID Number
---------------------------------           -------------         ------------
TMS Mortgage Inc.                            New Jersey            22-3217781
The Money Store/D.C. Inc.                    D.C.                  22-2133027
The Money Store/Kentucky Inc.                Kentucky              22-2459832
The Money Store Home Equity Corp.            Kentucky              22-2522232
The Money Store/Minnesota Inc.               Minnesota             22-3003495